U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/

                  Pre-Effective Amendment No.
                                              ----------
                  Post-Effective Amendment No.     5
                                               ----------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /x/

                  Amendment No.      7
                                ----------

                       (Check appropriate box or boxes)

                          PROFIT FUNDS INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (703) 506-9400

                                Eugene A. Profit
                          Investor Resources Group, LLC
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                     (Name and Address of Agent for Service)

                                   Copies to:

                              David M. Leahy, Esq.
                            Sullivan & Worcester, LLP
                      1025 Connecticut Avenue NW/Suite 1000
                             Washington, D.C. 20036

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to Rule 485(b)
/ /  on (date) pursuant to Rule 485(b)
/X/  60 days after filing pursuant to Rule 485(a)
/ /  on (date) pursuant to Rule 485(a)

                          PROFIT FUNDS INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933

PART A
------

Item No.  Registration Statement Caption            Caption in Prospectus
--------  ------------------------------            ---------------------

1.        Front and Back Cover Pages                Cover Page

2.        Risk/Return Summary: Investments, Risks   Risk/Return Summary
          and Performance

3.        Risk/Return Fee Table                     Expense Information

4.        Investment Objective, Principal           Risk/Return Summary
          Investment Strategies and Related Risks

5.        Management's Discussion of Fund           Inapplicable (Included in
          Performance                               Annual Report)

6.        Management, Organization and Capital      Operation of the Fund
          Structure

7.        Shareholder Information                   Calculation of Share Price;
                                                    and Public Offering
                                                    Price; How to Purchase
                                                    Shares; How to Redeem
                                                    Shares; Dividends and
                                                    Distributions; Taxes

8.        Distribution Arrangements                 How to Purchase Shares;
                                                    Distribution Plan

9.        Financial Highlights                      Financial Highlights

PART B
------
                                                    Caption in Statement
                                                    of Additional
Item No.  Registration Statement Caption            Information
--------  ------------------------------            --------------------

10.       Cover Page and Table of Contents          Cover Page

11.       Fund History                              The Trust

12.       Description of the Fund and Its           Definitions, Policies and
          Investments and Risks                     Risk Considerations; Quality
                                                    Ratings of Corporate Bonds
                                                    and Preferred Stock;
                                                    Investment Limitations;
                                                    Portfolio Turnover

13.       Management of the Fund                    Trustees and Officer

14.       Control Persons and Principal             Principal Security Holders
          Holders of Securities

15.       Investment Advisory and Other Services    The Investment Adviser; The
          Holders of Securities                     Distributor; Distribution
                                                    Plan; Countrywide Fund
                                                    Services; Custodian;
                                                    Auditor; Legal Counsel

16.       Brokerage Allocation and Other            Securities Transactions
          Practices

17.       Capital Stock and Other Securities        The Trust

18.       Purchase, Redemption and Pricing of       Other Purchase Information;
          Shares                                    Redemption in Kind

19.       Taxation of the Fund                      Taxes

20.       Underwriters                              The Distributor

21.       Calculation of Performance Data           Historical Performance
                                                    Information

22.       Financial Statements                      Financial Statements

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                                PROSPECTUS
                                                                February 1, 2000

[front cover]

                                PROFIT VALUE FUND

These Securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          PROFIT FUNDS INVESTMENT TRUST
                         8720 GEORGIA AVENUE, SUITE 808
                          SILVER SPRING, MARYLAND 20910
                                  301-650-0059

                                PROFIT VALUE FUND

     The Profit Value Fund (the "Fund") seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e., companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     Investor Resources Group, LLC (the "Adviser") serves as the investment adviser to the Fund and manages the Fund's investments.

     This Prospectus has the information about the Fund that you should know before investing. You should read this Prospectus and keep it for future reference.

                                TABLE OF CONTENTS

Risk/Return Summary .....................................................
Expense Information......................................................
How to Purchase Shares ..................................................
Shareholder Services ....................................................
How to Redeem Shares ....................................................
Dividends and Distributions .............................................
Taxes ...................................................................
Operation of the Fund ...................................................
Distribution Plan .......................................................
Calculation of Share Price and Public Offering Price ....................
Financial Highlights.....................................................

RISK/RETURN SUMMARY
-------------------

WHAT IS THE FUND'S INVESTMENT GOAL?

     The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e., companies having a market capitalization exceeding $1 billion).

     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined, value-oriented process to select stocks generally having the following characteristics:

     o low price/earnings ratios relative to a company's sector or historical performance,
     o    strong balance sheet ratios,
     o    high return on capital,
     o    low price/book ratios relative to a company's sector.

     In the Adviser's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

     After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

     o    the stock is overvalued relative to other investments,
     o    the stock has met the Adviser's earnings expectations,
     o political, economic, or other events could affect the company's performance,
     o    the Adviser identifies a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

     Normally, the Fund will invest at least 65% of its total assets in common stocks. The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stock, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stock and warrants). The Fund may invest in convertible preferred stock and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ( AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The market may drop and you may lose money. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

STYLE RISK. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus, appreciate in value. If the market does not recognize these companies, the price of the stock may remain stable or decrease in value.

CREDIT RISK. Preferred stock and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

PAST PERFORMANCE
----------------

The following bar chart and table indicate the risks and variability of investing in the Fund by illustrating:

-    how the Fund's performance has varied for each full calendar year, and

-    how the Fund's average annual returns compare to a recognized index.

BAR CHART

1997 ____%  1998 ____%  1999 _____%

Highest quarterly return during this period _____%. Lowest quarterly return during this period _____%.

The Fund's 4% front-end load is not reflected in the bar chart; if reflected, returns would be less than those shown. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999:

                                  1 Year        Since Inception
                                                  (11/15/1996)

Profit Value Fund                 _____%             _____%
S&P 500 Index(a)                  _____%             _____%

For purposes of this calculation we assumed:

o    a sales charge of 4%,
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

(a) The Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions and other fees.

EXPENSE INFORMATION
-------------------

SHAREHOLDER FEES(fees paid directly from your investment)

     Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).............................4%
     Maximum Contingent Deferred Sales Load
         (as a percentage of original purchase price)..................None*
     Maximum Sales Load Imposed on Reinvested Dividends................None
     Redemption Fee....................................................None

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

         Management and Advisory Fees .................................1.25%
         Distribution (12b-1) Fees .................................... .25%
         Other Expenses After Reimbursements...........................5.37%
                                                                       -----
         Total Annual Fund Operating Expenses..........................6.87%(A)
                                                                       =====

(A) The Adviser currently intends to waive management fees and reimburse the Fund for expenses incurred to the extent necessary to enable the Fund to maintain annual Fund operating expenses at a maximum level of 1.95%. The waiver and reimbursement described above may be terminated at any time and without notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume the Fund earns a 5% annual return and that the operating expenses remain the same each year. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:
                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------

Profit Value Fund*     $        $         $         $

*Includes a 4% sales charge

HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's principal underwriter (the "Distributor"). You may also make a direct initial investment by sending a check and a completed account application form to Profit Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Be sure and make your check payable to the "Profit Value Fund." An account application is included in this Prospectus.

     Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) and transmitted to the Distributor within 1 hour of the close of the NYSE (normally by 5:00 p.m., Eastern time) that day are confirmed at the public offering price determined as of the close of trading on the NYSE that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor in a timely manner. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Fund's transfer agent (the "Transfer Agent") by the close of the NYSE (normally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after the close of NYSE and orders received from dealers later than 1 hour from the close the NYSE are confirmed at the public offering price next determined on the following business day.

     The public offering price of shares of the Fund is the next determined net asset value ("NAV") per share plus a sales load as shown in the following table.

                                                                  Dealer
                                           Sales Load as % of: Reallowance
                                           -------------------   as % of
                                            Public      Net       Public
                                          Offering    Amount     Offering
Amount of Investment                        Price     Invested    Price
--------------------                       -------    --------   --------
Less than $100,000                           4.00%      4.17%      3.60%
$100,000 but less than $250,000              3.50%      3.63%      3.30%
$250,000 but less than $500,000              2.50%      2.56%      2.30%
$500,000 but less than $1,000,000            2.00%      2.04%      1.80%
$1,000,000 or more                           None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

ADDITIONAL INFORMATION. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed within.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Current Fund shareholders as of the date of this Prospectus may purchase additional shares of the Fund at NAV.

You may purchase Fund shares at NAV when your payment for investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Distributor. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within 1 year of the purchase of such shares and no more than 60 days prior to the purchase of shares of the Fund. To make a purchase at NAV pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Fund for further information.

Shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Fund. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers and directors of the Fund, the Adviser or the Distributor or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to 1% of the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If your purchase is subject to the contingent deferred sales load, you will be notified on the confirmation for your purchase.

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load. The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
--------------------

The Fund provides special services to shareholders in connection with certain purchase and redemption plans. Contact the Transfer Agent (Nationwide call toll-free 888-744-2337) for additional information about the shareholder services described below.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     o    Keogh Plans for self-employed individuals

     o Individual retirement account (IRA) plans for individuals and their non employed spouses, including Roth IRAs and Education IRAs.

     o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

     o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

DIRECT DEPOSIT PLANS

     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

AUTOMATIC INVESTMENT PLAN

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial investment under this plan is $500 and subsequent investments must be $50. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to assess reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

REINVESTMENT PRIVILEGE

     If you have redeemed shares of the Fund, you may reinvest all or a part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------

     GENERAL INFORMATION. Shares are redeemed at their NAV per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load.
Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Fund reserves the right to suspend your right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission.

     BY MAIL. You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed.

     BY WIRE. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the NAV per share next determined after receipt by the Fund or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

Share Option -  income distributions and capital gains distributions  reinvested in additional shares.

Income Option - income  distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

Cash Option -   income  distributions  and capital gains  distributions  paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

     If you have received in cash any dividend or capital gains distribution from the Fund you may return the distribution within 30 days of the distribution date to the Transfer Agent for reinvestment at the NAV next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----

     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

     If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements.

     IMPORTANT. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
---------------------

     The Fund is a diversified series of Profit Funds Investment Trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services for the Fund.

     The Fund retains Investor Resources Group, LLC (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, to manage the Fund's investments. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.

     The Fund pays the Adviser a fee at the annual rate of 1.25% of the average value of the Fund's daily net assets. The Adviser currently intends to reimburse the Fund for expenses incurred to the extent necessary to enable the Fund to maintain total operating expenses at a maximum level of 1.95% per annum of the Fund's average daily net assets. Since the Fund's inception date the Adviser has waived its entire Advisory fee. There is no assurance, however, that such reimbursement will be made in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.95% of its average daily net assets.

     Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February, 1996. He was previously an Investment Executive at Legg Mason Wood Walker (1994-1996); Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a Player in the National Football League from 1986 to 1991.

     The name "PROFIT" is derived from the name of the founder and principal shareholder of the Adviser, Eugene A. Profit, and is not intended as an indication of the investment objective and policies of the Fund.

DISTRIBUTION PLAN
-----------------

     The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related fees for the sale of shares. The annual limitation pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     On each day that the Fund is open for business, the public offering price (NAV plus applicable sales load) of shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for business. The public offering price is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined by the Board of Trustees in good faith. The Fund may use pricing services to determine market value.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent rate of that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

{to be inserted}

For Information or Assistance in Opening an Account,
Please Call: Nationwide (Toll-Free) . . . 888-744-2337

PROFIT FUNDS INVESTMENT TRUST
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910

BOARD OF TRUSTEES
Eugene A. Profit
Larry E. Jennings, Jr.
Robert M. Milanicz
Joseph A. Quash, M.D.
Deborah T. Owens

INVESTMENT  ADVISER
INVESTOR RESOURCES GROUP, LLC
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910
(301) 650-0059

SHAREHOLDER SERVICE
-------------------
Nationwide: (Toll-Free) 888-744-2337

Additional information about the Fund is included in the Statement of Additional Information, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-744-2337.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-7677

                          PROFIT FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                Feburary 1, 2000
                                Profit Value Fund

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----
The Trust .................................................................
Definitions, Policies and Risk Considerations .............................
Quality Ratings of Corporate Bonds and Preferred Stock ....................
Investment Limitations ....................................................
Trustees and Officers .....................................................
The Investment Adviser ....................................................
The Distributor ...........................................................
Distribution Plan .........................................................
Countrywide Fund Services, Inc.............................................
Principal Security Holders.................................................
Custodian .................................................................
Auditors ..................................................................
Legal Counsel .............................................................
Securities Transactions ...................................................
Portfolio Turnover ........................................................
Calculation of Share Price and Public Offering Price ......................
Other Purchase Information ................................................
Taxes .....................................................................
Redemption in Kind ........................................................
Historical Performance Information ........................................
Financial Statements.......................................................

This Statement of Additional Information supplements the Prospectus offering shares of the Profit Value Fund. The Fund is a series of the Profit Funds Investment Trust, a registered open-end management investment company (the "Trust"). This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated February 1, 2000, as it may from time to time be revised.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust") was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers for sale the shares of the Profit Value Fund, a series of the Trust, but may in the future offer other series to investors. The discussion below contemplates the existence of more than one series of the Trust. (Each series of the Trust is referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Under Massachusetts law, in certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Investor Resources Group, LLC, the Adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a sated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other aliquot securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e. all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers.

Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities: i.e., preferred stock or preferred bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group("S&P") or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of Investor Resources Group, LLC (the "Adviser") owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Trust does not intend to make short sales of securities "against the box" as described above in investment limitation 4. The Trust does not intend to purchase securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities, as described above in investment limitation 9. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     The Trustees and officers of the Trust, their ages, and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

TRUSTEES AND OFFICERS OF THE TRUST

EUGENE A. PROFIT* (35) -- (Trustee and Officer) President and Chief Executive Officer, Investor Resources Group, LLC (February, 1996 to Present) and President and Chief Executive Officer of the Trust. Investment Executive, Legg Mason Wood Walker (1994-1996). Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994). Owner, Cravings Bakery (1991-1993). Player, National Football
League (1986-1991). His address is 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910.

JOSEPH A. QUASH, M.D.* (59) -- (Trustee) Chairman of the Board, Investor Resources Group, LLC. Cardiologist, Capital Cardiology Group, Washington, D.C. (1976 to Present). His address is 8005 Split Oak Drive, Bethesda, Maryland 20815.

ROBERT  M.  MILANICZ  (51)  --  (Trustee)   Comptroller,   American  Psychiatric
Association, Washington, D.C. (1978 to Present). His address is 1400 K Street, N.W., Washington, D.C. 20005.

LARRY E. JENNINGS, Jr. (36) -- (Trustee) Managing Director and Chief Executive Officer, Carnegie Morgan Energy Co., Baltimore, Maryland (November 1994 to Present). Managing Director, Legg Mason Wood Walker (May 1987 to November 1994). His address is 210 East Lexington, Suite 400, Baltimore, Maryland 21202.

DEBORAH T. OWENS (40) - (Trustee) 9575 Sea Shadow, Columbia, Maryland, 21046 is the President of Moneyworks, Inc. and a Radio Talk Show Host and Seminar Presenter. Ms. Owens was previously a Senior Financial Representative and Branch Manager for Fidelity Investments in Washington, D.C. and Towson, Maryland.

        The following table sets forth the aggregate annual compensation paid by the Trust to the Trustees who are not affiliated persons of the Trust or of the Adviser:

                                                                    Pension or
                                                                    Retirement
                          Aggregate     Benefits      Estimated     Total
                          Compensation  Accrued As    Annual        Compensation
Name                      From          Part of Fund  Benefits Upon From
Trustee                   Registrant*   Expenses      Retirement    Registrant
-------                   -----------   --------      ----------    ----------
Robert M. Milanicz          $4,000        None           None         $4,000
Larry E. Jennings           $4,000        None           None         $4,000
Deborah T. Owens            $4,000        None           None         $4,000

* Each Trustee that is not affiliated with the Trust or the Adviser receives a fee equal to $1,000 for each regularly scheduled and special meeting of the Trust attended. Such Trustees are also reimbursed for all of out-of-pocket expenses incurred in attending such meetings. The Trustees have agreed to voluntarily waive compensation until Trust assets exceed $12 million or until further notice.

THE INVESTMENT ADVISER
----------------------

     Investor Resources Group, LLC (the "Adviser") performs portfolio management and other services for the Trust pursuant to an Investment Management Agreement. The Adviser was formed in February, 1996 as a Delaware Limited Liability Corporation for the purpose of providing investment advice and distribution services to the Trust and to other registered investment companies.

     Under the terms of the Management Agreement, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. For the fiscal year ended September 30, 1999, the Fund accrued advisory fees of $39,860; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived all of its advisory fee and reimbursed the Fund for $117,215 of its other operating expenses. For the fiscal year ended September 30, 1998, the Fund accrued advisory fees of $27,115; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund for $121,105 of its other operating expenses. For the fiscal period ended September 30, 1997, the Fund accrued advisory fees of $11,880; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund for $128,179 of its other operating expenses.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund is obligated to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, by a vote cast in person at a meeting called for the purpose of voting for such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The Adviser intends to reimburse the Fund to the extent that the expenses of the Fund for such fiscal year exceed 1.95% of its average daily net assets. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, and extraordinary items are excluded from such limitations. The waiver and reimbursement described above may be terminated at any time and without notice.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

THE DISTRIBUTOR
---------------

     CW Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     Under the terms of the Underwriting Agreement, and in accordance with a distribution plan for the Fund (as described under "Distribution Plan" below), the Fund or the Adviser pays all costs relating to distribution of shares of the Fund, subject to a limit of 0.25% per annum of the average daily net assets of the Fund for payments made directly by the Fund or for payments made to the Adviser by the Fund as reimbursement for distribution expenses incurred by the Adviser. For the fiscal year ended September 30, 1999, the Fund paid the Underwriter $6,261.

     The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN
-----------------

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the terms of the Plan, the Fund may pay directly for various expenses incurred in connection with the distribution of shares of the Fund, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Trust's transfer agent. Alternatively, the Fund may, under the terms of the Plan, reimburse the Adviser for the foregoing expenses incurred on behalf of the Fund. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan.

     During the fiscal years ended September 30, 1999 and 1998, the Fund incurred distribution expenses of $4,454 and $1,236, respectively, which were used for the preparation and printing of prospectuses and reports for prospective investors.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of those Trustees who are not interested persons of the Trust.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to their discretion during such period.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Fund's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account; provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     The Transfer Agent also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Fund pays the Transfer Agent a fee in accordance with the following schedule:

     Average Monthly Net Assets             Monthly Fee
     --------------------------             -----------
       $   0 - $ 50,000,000                   $2,000
          50 -  100,000,000                    2,500
         100 -  200,000,000                    3,000
        Over -  200,000,000                    4,000

In addition, the Fund pays all costs of external pricing services.

     In addition, the Transfer Agent is retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $25,000,000, .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $1,000 per month. For the fiscal year ended September 30, 1999, the Fund paid in Transfer Agent fees $48,000.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of _________, 2000, ________________ for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record _____% of the outstanding shares of the Fund; ______________________, 6407 Brookside Drive, Chevy Chase, Maryland 20815, owned of record _____% of the outstanding shares of the Fund; and
____________________,  1160 Varnum Street,  N.E.,  Suite 100,  Washington,  D.C.
20017, owned of record _____% of the outstanding shares of the Fund.

     As of ___________, 2000, the Trustees and officers of the Trust as a group owned of record or beneficially ____% of the outstanding shares of the Fund.

CUSTODIAN
---------

     First Union Bank, 530 Walnut Street, Philadelphia, Pennsylvania 19101, serves as custodian to the Fund pursuant to a Custodian Agreement. As custodian, First Union acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     ______________________  LLP, 100 East Broad Street,  Columbus,  Ohio 43215,
serves as independent certified public accountants to the Fund. ______________________ performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Tenth Floor, Washington, D.C. 20036, serves as counsel to the Trust and its Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended September 30, 1999 and 1998, the Fund paid brokerage commissions of $3,153 and $4,656, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities transactions (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. For the fiscal years ended September 30, 1999 and 1998, the Fund's portfolio turnover rate was 23% and 101%, respectively.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     Portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the Fund with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and

10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended September 30, 1999 are as follows:

     1 year                                          36.82%
     Since inception (November 15, 1996)             21.53%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales charge which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales charge or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total returns (excluding the effect of applicable sales charges) for the periods ended September 30, 1999 are as follows:

               1 year                                42.52%
               Since inception (November 15, 1996)   23.26%

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Lipper growth funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance.

FINANCIAL STATEMENTS
--------------------

     The audited financial statements for the Fund as of September 30, 1999 are attached to this Statement of Additional Information.

[Financial Statements to be inserted]

                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

PART C:   OTHER INFORMATION
-------   -----------------

Item 23.  Exhibits
--------  --------

(a)       Declaration of Trust*

(b)       By-Laws*

(c)       Incorporated  by Reference to Agreement and  Declaration  of Trust and
          Bylaws

(d)       Investment Advisory Contract*

(e)       Underwriting Agreement with CW Fund Distributors, Inc.*

(f)       Inapplicable

(g)       Custody Agreement*

(h) (i)   Administration Agreement with Countrywide Fund Services, Inc.*

    (ii)  Accounting Services Agreement with Countrywide Fund Services, Inc.*

    (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

(i)       Opinion and Consent of Counsel*

(j)       Inapplicable

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Plan of Distribution Pursuant to Rule 12b-1*

(n)       Inapplicable

(o)       Inapplicable

-------------------------------
*    Incorporated  herein  by  reference  to  this  Registration   Statement  as
     originally filed with the Securities and Exchange Commission or as subsequently amended.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
--------  ------------------------------------------------------------

          None

Item 25.  Indemnification.
--------  ----------------

          Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers, employees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Investor Resources Group, LLC (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a)  The  Adviser  is  a  registered  investment  adviser,   providing
               investment advisory services to the Registrant.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Eugene A. Profit - President and Chief Executive Officer, Investor Resources Group (February, 1996 to Present).

               (ii) Dr.  Joseph  A.  Quash -  Chairman  of the  Board,  Investor
                    Resources Group. Cardiologist, Capital Cardiology Group, Washington, D.C. 1976 to Present).

Item 27.  Principal Underwriters
--------  ----------------------

          (a) CW Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
               The Firsthand Funds, The Caldwell & Orkin Funds, Inc., Brundage, Story and Rose Investment Trust, Lake Shore Family of Funds, UC Investment Trust, The Winter Harbor Fund and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

          *The address is 400 Broadway, Cincinnati, Ohio California 45202.

                                   Position                 Position
                                   with                     with
          Name                     Distributor              Registrant
          ----                     -----------              ----------

          *William F. Ledwin       Director                 None

          *Jill T. McGruder        Director                 None

          Robert H. Leshner        President/               None
                                   Vice Chairman/
                                   Chief Executive
                                   Officer/Director

          Maryellen Peretzky       Vice President/          None
                                   Secretary

          Robert L. Bennett        Vice President/          Treasurer
                                   Chief Operations
                                   Officer

          Terrie A. Wiedenheft     Vice President/         None
                                   Chief Financial
                                   Officer

          (c)  Inapplicable

Item 28.  Location of Accounts and Records.
--------  ---------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 as well as at the offices of the Registrant's administrator and transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services.
--------  --------------------

          Not Applicable

Item 30.  Undertakings.
--------  -------------

          Not Applicable

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Silver Spring, and State of Maryland, on the 3rd day of December, 1999.


                                        PROFIT FUNDS INVESTMENT TRUST

                                        By: /s/ Eugene A. Profit
                                            --------------------
                                            Eugene A. Profit
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title               Date
   ---------                       -----               ----


/s/ Eugene A. Profit               President           December 3, 1999
-------------------------          and Trustee
Eugene A. Profit

/s/ Robert L. Bennett              Treasurer           December 3, 1999
-------------------------
Robert L. Bennett

                                   Trustee
-------------------------
Larry E. Jennings, Jr.*

                                   Trustee             By: /s/ Tina D. Hosking
-------------------------                                  -------------------
Robert M. Milanicz*                                        Tina D. Hosking
                                                           Attorney-in-Fact*
                                   Trustee
-------------------------
Joseph A. Quash*

                                   Trustee
-------------------------
Deborah Owens*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Declaration of Trust*

(b)       By-Laws*

(c)       Incorporated  by Reference to Agreement and  Declaration  of Trust and
          Bylaws

(d)       Investment Advisory Contract*

(e)       Underwriting Agreement with CW Fund Distributors, Inc.*

(f)       Inapplicable

(g)       Custody Agreement*

(h) (i)   Administration Agreement with Countrywide Fund Services, Inc.*

    (ii)  Accounting Services Agreement with Countrywide Fund Services, Inc.*

    (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

(i)       Opinion and Consent of Counsel*

(j)       Inapplicable

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Plan of Distribution Pursuant to Rule 12b-1*

(n)       Inapplicable

(o)       Inapplicable

------------------------
*    Incorporated  herein  by  reference  to  this  Registration   Statement  as
     originally filed with the Securities and Exchange Commission or as subsequently amended.